SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCYNEXIS, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of SCYNEXIS, INC. To Be Held On: September, 11, 2014 at 9:30 a.m. 3501 C Tricenter Boulevard., Durham, NC 27713 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before August 28, 2014. Please visit http://www.astproxyportal.com/ast/18891/, where the following materials are available for view: Notice of Special Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card TO OBTAIN TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) PROXY MATERIALS: E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Special Meeting. Directions to the Special Meeting can be found at www.scynexis.com/contact-us/ or by contacting Investor Relations at investorrelations@scynexis.com. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 351,653 shares. 2. To approve the SCYNEXIS, Inc. Stock Option Plan, as amended to effectuate certain amendments to options previously granted to our employees, officers, consultants and directors under our Stock Option Plan (a) to reduce the exercise price per share of each outstanding option to $9.64 per share, (b) to extend the term of each outstanding option until June 17, 2024, and (c) to provide that the holders of such options may exercise the vested portion of such options for the remaining term of the options in the event the holder terminates services with SCYNEXIS (other than for cause). 3. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2014. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1, 2, and 3: Receipt of Notice of Special Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged. Please note that you cannot use this notice to vote by mail.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 11, 2014

SCYNEXIS, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Special Meeting
For holders as of: July 25, 2014
Date: September 11, 2014 **Time:** 9:30 AM EST
Location: 3501C Tricenter Boulevard
Durham, NC 27713

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
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0000217886_1 R1.0.0.51160

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX0000217886_2 R1.0.0.511601. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 28, 2014 to facilitate timely delivery.

BARCODE123456789012123456789012123456789012123456789012123456789012123456789012123456789012123456789012
123456789012123456789012123456789012123456789012Broadridge Internal Use Only xxxxxxxxxxxxxxxxxxxx Cusip Job #Envelope #Sequence ## of # Sequence # 0000 0000 0000 Voting items 0000217886_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following proposal(s): 1 To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 351,653 shares. 2 To approve the SCYNEXIS, Inc. Stock Option Plan, as amended to effectuate certain amendments to options previously granted to our employees, officers, consultants and directors under our Stock Option Plan (a) tore duce the exercise price per share of each outstanding option to $9.64 per share, (b) to extend the term of each outstanding option until June 17, 2024, and (c) to provide that the holders of such options may exercise the vested portion of such options for the remaining term of the options in the event the holder terminates services with SCYNEXIS (other than for cause). 3 To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-0101215# OF #Broad ridge Internal Use Only Job #Envelope #Sequence ## of # Sequence #Reserved for Broad ridge Internal Control Information 0000217886_4 R1.0.0.51160 THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-0101215# OF #Broad ridge Internal Use Only Job #Envelope #Sequence ## of # Sequence #Reserved for Broad ridge Internal Control Information 0000217886_4 R1.0.0.51160